UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05308

Perritt MicroCap Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gerald W. Perritt, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Item 1. Report to Stockholders.

MicroCap Opportunities Fund
Emerging Opportunities Fund

Minimum Initial Investment $1000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

• IRA                        • Roth IRA
• SEP-IRA                • Coverdell Education
• SIMPLE IRA            Savings Account

2% redemption fee imposed for shares
held less than 90 days.

This report is authorized for distribution only to
shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund and/or the Perritt Emerging Opportunities Fund.

300 S.Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

MicroCap Opportunities Fund Emerging Opportunities Fund
Annual Reports October 31, 2006

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $500 million or less. The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a significant percentage of their shares owned by company management and possess modest price-to-sales ratios and price to earnings ratios that are below the company’s long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring and companies involved in large share repurchase programs. Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $250 million or less. The Fund seeks to invest in micro-cap companies that have a significant percentage of shares owned by company management, low levels of long-term debt, above average revenue and earnings growth rates, and/or possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

Table of
Contents
Annual Reports
October 31,2006

Perritt Capital Management, Inc.
From the desk of Dr. G.W. Perritt, President	2

Perritt MicroCap Opportunities Fund
From the desk of Michael Corbett, President	4
Performance	6
Ten Largest Common Stock Holdings	7
Allocation of Portfolio Net Assets	7
Schedule of Investments	8
Statement of Operations	11
Financial Highlights	11
Statements of Changes in Net Assets	12
Statement of Assets and Liabilities	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	14
Expense Example	15

Perritt Emerging Opportunities Fund
From the desk of Michael Corbett, President	16
Performance	18
Ten Largest Common Stock Holdings	19
Allocation of Portfolio Net Assets	19
Schedule of Investments	20
Statement of Operations	22
Financial Highlights	22
Statements of Changes in Net Assets	23
Statement of Assets and Liabilities	23
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	25
Expense Example	26

Perritt Funds
Directors and Officers	27
Information	28

Bubbles Then and Now
When I was young I used to spend hours blowing bubbles. I would watch them rise into the air, chase them and cause them to burst. Ten cents at the five-and-dime would buy a bottle of soapy water and a gizmo that you dipped into the bottle and blew into or waved in the air to create the round floating objects. Back then, I thought bubbles were lot of fun. It was only when I grew much older that I learned that bubbles weren’t fun for most adults. Of course, I am referring to investment bubbles.

Investment bubbles have probably occurred ever since money was invented. They are not unique to any one country or any particular commodity. In the 1630’s, tulip bulb mania struck Holland. The Mississippi Scheme swept across France in 1719 and 1720. The South Sea Bubble began with speculation in the South Sea Company in England at about the same time.

In the United States, rampant speculation sent stock prices skyward in the 1920’s. The Dow Jones Industrial Average, which traded at 95.52 at year-end of 1923, expanded to a high of 381.17 in early September 1929. That bubble burst in the great stock market crash in October 1929. By early July 1932, the Dow Jones Industrial Average had retreated to a mere 41.22, a deflation of slightly more than 89 percent.

Dr. G.W. Perritt
President Perritt Capital
Management, Inc.

After Japanese stock prices rose continuously during the 1980’s, bewildered investors could not fathom how Japan’s Nikkei 225 could have been valued 91 percent higher at the beginning of 1990 than it was just nine months later. The same could be said about the Dow Jones Industrial Average’s 508-point plunge on October 19, 1987.

More recently, the so-called “dot com” bubble burst in mid-2000 and so did the dreams of countless investors who believed that their retirement years would be spent in splendor not imagined ten years earlier. The technology stock laden Nasdaq Index soared above the 5000 level in early 2000. Three years later, investor dreams of affluence and retirement utopia evaporated when that Index was trading at a mere 20 percent of its value in early 2000.

The pain caused by the dot com bubble was severe. However, a year later investors were again caught up in a growing bubble that would burst in 2006. During the course of a five-year real estate bubble, the prices of single family homes in many parts of the country expanded by an average of 300 percent or more. I was told by a number of amateur real estate speculators that it was folly to invest in the stock market, which historically has produced low double-digit average annual returns, when one could earn triple-digit annual returns investing in residential real estate. Because of the extreme leverage in the real estate market (investors need only commit capital equal to 5, 10, or 20 percent of the value of the property), a 30 percent appreciation in price translates into returns ranging from 50 to 500 percent.

Once again, investor dreams of instant riches were shattered when this bubble began to leak air earlier this year. In many parts of the country, the inventory of homes for sale has expanded from one or two times monthly closings to 9 to 12 times monthly closings. As you might expect, home prices have started to decline. In Naples Florida, for example, several properties recently sold at auction for prices 20 to 40 percent below the prices paid in 2005. And the situation could get worse before it gets better. Real estate speculators are now experiencing the negative impact of leverage. Put down 20 percent in equity to buy a property and a decline in value of 20 percent will result in a 100 percent investment loss.

I am not sure of the root causes of investment bubbles. Certainly greed plays a role. The prospect of big returns during short periods gradually lures more and more investors who continually inflate prices. At some point demand wanes and the bubble begins to deflate. A rush of investors to the exits causes the bubble to burst.

There are several things I do know about investment bubbles. First, when an investment bubble bursts, it’s rarely fun. Second, any investment that promises excessive returns is accompanied by excessive risk. Third, no matter how long they last, investment bubbles eventually burst. Fourth, like bubbles made of soap and water, when investment bubbles burst, your money instantaneously disappears into thin air. Finally, although it is possible to make money when an investment bubble begins to expand, those around at the end usually lose most if not all they have invested.

Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught courses in investments and finance at a number of colleges and universities and has authored several books on investing. Dr. Gerard W. Perritt shares the portfolio management duties of both the MicroCap and Emerging Opportunities Funds with Michael Corbett.

It is not possible to sidestep investment bubbles. If all of us did, speculative fever would be muted and bubbles would cease to exist. However, savvy investors know that there are two questions which must be answered before undertaking any investment: what is the return and what is the risk? If you spot investment returns that are too good to be true, you have most likely spotted the next investment bubble that will expand and eventually burst.

Gerald W. Perritt

Opinions expressed are those of Dr. Perritt and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Perritt Capital Management, Inc.          3

The Perritt MicroCap Opportunities Fund posted a 14.04 percent total return during the fiscal year ended October 31, 2006. However, the Fund’s fiscal year return fell short of the returns of its micro-cap and small-cap benchmarks. The MSCI Microcap Index returned 15.47 percent and the Russell 2000 Index returned 19.98 percent during the same period. Despite this recent return short fall, the Fund has significantly outperformed these indexes during the past three-, five- and 10-year periods (A more detailed report of the Fund and its benchmark’s long-term performance results can be found on page 6 of this report.)

There are a number of reasons for the Fund’s relative underperformance. First, the Fund’s industry weights are markedly different than those contained in the Russell Index. The Fund’s allocation to energy stocks was approximately twice that of Russell 2000 Index. In addition, the allocation to the financial services sector (which performed quite well during last 12 months) amounted to less than 3 percent of portfolio assets versus a 25 percent allocation in the Russell 2000 Index.

Michael Corbett
President
Perritt MicroCap
Opportunities Fund

Company size also contributed to the Fund’s performance relative to that of the Russell 2000 Index. The median market capitalization for the companies contained in the Russell 2000 Index is $634 million versus $233 million for companies in the Perritt MicroCap Opportunities Fund. Our internal research indicates that the larger companies in the Russell 2000 Index performed better than the smaller ones.

During the past year, the stocks of 41 companies were liquidated from the portfolio. Fifteen companies were acquired during the fiscal year, which was a record number for the Fund. Nine of these 15 companies were acquired by private equity firms. There has been a significant amount of money flowing into the private equity market, which should continue to fuel merger and acquisition activity in the future. We liquidated investments in two companies (OMM and Century Aluminum) because their equity capitalizations far exceeded our market capitalization thresh of $500 million. Another sixteen companies were sold from the portfolio due to lofty valuations.

The remaining eight issues were sold because of disappointing operating results.

At fiscal year end, the portfolio contained the stocks of 181 companies, 56 of which were added during the year (The Fund’s 10 largest holdings are described in detail on page 7). The Fund’s portfolio is now priced at 20 times our 2006 earnings estimate and a little more than 16 times our 2007 earnings estimate. On average, the stocks in the portfolio are priced at 1.2 times revenue and the median market capitalization is approximately $233 million. Because of inordinately high inflows, the Fund had a higher than normal cash position earlier in the year. However, the cash position was steadily reduced and now stands close to a more normal 6 percent of portfolio assets.

We are also pleased to report that the Fund’s expense ratio remains below the industry average for micro-cap funds. The Fund’s expense ratio for the past fiscal year was 1.29 percent, which is the same as last year’s level. Fund management remains committed to maintaining an expense ratio below the industry average. In keeping with our long-term investment orientation, the Fund’s portfolio turnover rate amounted to 26.1 percent during fiscal 2006, which was significantly below the industry’s equity fund average.

I want to thank my fellow shareholders of the Perritt MicroCap Opportunities Fund for their continued support. If you have any questions or comments about this report or your investment in the Fund, please call us toll-free at (800) 331-8936 or visit our new web page at www.perrittmutual-funds.com.

Michael Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the MicroCap Opportunities Fund in 1996 and President of the Fund in 1999. A graduate of DePaul University, Mr. Corbett has been President of the Emerging Opportunities Fund since its inception. He is responsible for the daily operations of both funds and shares the portfolio management duties of both the MicroCap and Emerging Opportunities Funds with Dr. Gerald W. Perritt.

Michael Corbett
President

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies. The price to sales ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share. The price to earnings (P/E) ratio reflects the multiple of earnings at which a stock sells. The price to book (P/B) ratio compares a stock’s market value to the value of total assets less total liabilities.

Perritt MicroCap Opportunities Fund          5

Performance

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns** Periods ended October 31, 2006

	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	14.04%	57.36%	165.11%	281.56%
Russell 2000 Index	19.98%	50.25%	90.48%	155.70
MSCI MicroCap Index	15.47%	NA	NA	NA
(reflects no deduction for fees and expenses)
CPI	1.31%	9.08%	13.56%	27.48%

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Average Annual Total Returns** Periods ended October 31, 2006

	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	14.04%	16.30%	21.52%	14.32%
Russell 2000 Index	19.98%	14.53%	13.76%	9.84%
MSCI MicroCap Index	15.47%	NA	NA	NA
(reflects no deduction for fees and expenses)
CPI	1.31%	2.93%	2.57%	2.46%

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. Equity Market Capitalization. CPI is the rate of inflation as measured by the government’s consumer price index.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings

AEP Industries, Inc. (AEPI) manufactures plastic film products for the North American and western European markets. It engages in the manufacture and marketing of polyethylene, polyvinyl chloride, and polypropylene flexible packaging products with consumer, industrial, and agricultural applications. AEP Industries offers stretch wrap for wrapping, securing palletized products, and polyvinyl chloride and food wrap.

VAALCO Energy, Inc.(EGY), an independent energy company, together with its subsidiaries, engages in the acquisition, exploration, development, and production of crude oil and natural gas. The Company's properties and exploration activities are located in the Texas Gulf Coast region and offshore Gabon, West Africa.

Spartan Motors, Inc. (SPAR) through its subsidiaries, engages in the engineering and manufacture of custom motor vehicle chassis and bodies in the United States and internationally. The Company operates in two segments, Chassis Group and Emergency Vehicle Team. The Chassis Group segment engineers, manufactures, and markets chassis for fire trucks, motorhomes, and specialty applications. The Emergency Vehicle Team offers emergency vehicles built on chassis platforms purchased from either the Chassis Group or outside sources.

Apogee Enterprises, Inc. (APOG), through its subsidiaries, engages in the design and development of value-added glass products, services, and systems. The Company operates in three segments: Architectural Products and Services, Large-Scale Optical Technologies, and Automotive Replacement Glass and Services.

Universal Electronics, Inc. (UEIC) provides preprogrammed wireless control products and audio-video accessories for home entertainment systems, as well as software designed to enable consumers to wirelessly connect, control, and interact with a home environment. The Company’s family of preprogrammed wireless control products includes touch screen remote controls, wireless keyboards, game controllers, antennas, and various audio/video accessories, as well as custom and customizable microcontrollers.

RADVISION Ltd. (RVSN) engages in the design, development, and supply of products and technologies for videocon-ferencing and video telephony, as well as for converged voice, video, and data over Internet Protocol (IP) and 3G networks. The Company operates in Networking Business Unit and Technology Business Unit segments.

Newpark Resources, Inc. (NR) provides fluids management, environmental, and oilfield services to the oil and gas exploration and production industry. The Company provides drilling fluids sales and engineering services, as well as onsite drilling fluids processing services. It also provides prefabricated interlocking mat systems for constructing drilling and work sites.

Flanders Corporation (FLDR) engages in the design, manufacture, and marketing of air filters and related products. Its products include residential heating and air conditioning filters, residential air cleaners, industrial specialty filters, commercial and industrial filters, particulate air filters, absolute isolation barriers, carbon filters, and specialized air filters.

Aladdin Knowledge Systems, Ltd. (ALDN), along with its subsidiaries, provides security solutions that reduce software theft, authenticate network users, and protect against spam and viruses. The Company operates in two segments, Software Digital Rights Management and Enterprise Security. The Software Digital Rights Management segment’s products allow software publishers to manage licensing and distribution of software for protection. The Enterprise Security segment develops and markets its patented USB-based eToken hardware solution for authentication and digital identity management using a portable device.

Keystone Automotive Industries, Inc. (KEYS) distributes aftermarket collision repair parts produced by independent manufacturers for automobiles and light trucks in North America. Its product lines include automotive body parts, including fenders, hoods, radiators and condensers, and head and tail light assemblies; plastic bumper covers and steel bumpers; and remanufactured alloy wheels and related products. The Company also distributes paint and other materials used in repairing a damaged vehicle.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Allocation of Portfolio Net Assets	October 31, 2006

Perritt MicroCap Opportunities Fund          7

Schedule of Investments	October 31, 2006

Shares	COMMON STOCKS - 93.7% (a)	Value
Air Transport - 0.4%
223,740	World Air Holdings, Inc. *	$2,015,898
Biotechnology - 2.0%
211,000	Stratagene Corp.	1,447,460
363,000	ThermoGenesis Corp. *	1,539,120
583,551	Trinity Biotech PLC ADR*	5,351,162
614,482	Zila, Inc. *	1,376,440
		9,714,182
Building Materials - 1.0%
325,000	Comfort Systems USA, Inc	3,773,250
70,000	Haverty Furniture Companies, Inc.	1,106,000
		4,879,250
Business Services - 7.1%
540,700	@Road, Inc. *	3,401,003
190,500	24/7 Real Media, Inc. *	1,885,950
254,400	Barrett Business Services, Inc. *	5,433,984
942,350	Corillian Corporation *	2,798,780
90,000	Exponent, Inc. *	1,629,000
33,500	Forrester Research, Inc. *	1,052,905
250,000	GP Strategies Corporation *	2,017,500
751,200	Hooper Holmes, Inc	2,704,320
299,200	RCM Technologies, Inc. *	1,645,600
229,700	Rentrak Corporation *	2,983,803
90,000	Team, Inc. *	2,871,900
132,500	TechTeam Global, Inc. *	1,184,550
368,300	Tier Technologies, Inc. *	2,522,855
70,000	World Fuel Services Corporation	3,011,400
		35,143,550
Chemicals & Related Products - 1.3%
308,000	Aceto Corporation	2,682,680
223,300	Penford Corporation	3,628,625
		6,311,305
Computers & Electronics - 3.8%
133,400	COMARCO, Inc. *	1,240,620
276,900	Hypercom Corp. *	1,797,081
805,000	InFocus Corporation *	2,270,100
63,800	NovAtel, Inc. *	2,380,378
301,000	Overland Storage, Inc. *	1,158,850
177,450	PAR Technology Corp. *	1,444,443
310,000	PC-Tel, Inc. *	3,332,500
209,350	Rimage Corporation *	5,011,839
		18,635,811
Construction & Engineering - 0.3%
75,000	Sterling Construction Co. *	1,569,750
Consumer Products - Distributing - 0.9%
423,600	Collegiate Pacific, Inc	4,236,000
Consumer Products - Manufacturing - 10.8%
309,500	Ashworth, Inc. *	2,172,690
125,700	Emak Worldwide, Inc. *	755,457
615,400	Emerson Radio Corp. *	1,846,200
231,201	Flexsteel Industries, Inc.	2,917,757
297,000	Hartmarx Corporation *	2,111,670
261,500	Hauppauge Digital, Inc. *	1,514,085
110,150	Hooker Furniture Corporation	1,557,521
157,148	Lifetime Brands, Inc.	3,219,963
112,000	Matrixx Initiatives, Inc. *	2,453,920
65,000	Measurement Specialties, Inc. *	1,421,550
45,000	The Middleby Corporation *	4,054,950
170,600	Monaco Coach Corporation	2,036,964
60,000	Noble International, Ltd.	1,068,600
125,000	Perry Ellis International, Inc. *	4,570,000
345,200	Phoenix Footwear Group, Inc. *	1,708,740
60,500	Q.E.P. Co., Inc. *	399,300
32,500	RC2 Corporation *	1,468,350
94,000	Stanley Furniture Company, Inc.	2,078,340
97,000	Steinway Musical Instruments, Inc. *	2,877,020
118,600	Tandy Brands Accessories, Inc.	1,385,248
155,110	Twin Disc, Incorporated	5,405,583
288,000	Universal Electronics, Inc. *	6,229,440
		53,253,348
Consumer Services - 0.8%
312,700	Rural / Metro Corporation *	2,736,125
180,000	Stewart Enterprises, Inc. - Class A	1,112,400
		3,848,525
Energy & Related Services - 1.7%
160,000	Layne Christensen Company *	4,715,200
162,400	Michael Baker Corporation *	3,517,584
		8,232,784
Environmental Services - 1.5%
224,600	American Ecology Corporation	4,671,680
364,200	Synagro Technologies, Inc.	1,573,344
304,200	Versar, Inc. *	1,116,414
		7,361,438
Financial Services - 1.6%
73,189	BB Holdings Ltd.	177,483
231,419	Nicholas Financial, Inc.	3,140,356
154,500	Sanders Morris Harris Group, Inc.	1,816,920
92,000	U.S.Global Investors, Inc. - Class A *	2,918,240
		8,052,999
Food - 2.2%
765,000	Darling International Inc. *	3,274,200
381,800	Inventure Group, Inc. *	931,592
155,000	John B. Sanfilippo & Sons, Inc. *	1,638,350
270,250	Landec Corporation *	2,556,565
262,000	SunOpta, Inc. *	2,580,700
		10,981,407

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	October 31, 2006

Insurance - 0.7%
437,500	Penn Treaty American Corporation *	3,198,125

Leisure - 1.5%
409,700	Century Casinos, Inc. *	4,232,201
705,500	Youbet.com, Inc. *	2,984,265
		7,216,466
Medical Supplies & Services - 5.9%
209,804	Allied Healthcare Products, Inc. *	1,118,255
621,700	BioScrip, Inc. *	1,516,948
386,500	CardioTech International, Inc. *	908,275
22,000	Familymeds Group, Inc. *	82,060
131,042	Horizon Health Corporation *	2,027,220
215,831	Medical Action Industries, Inc. *	5,734,630
399,600	Microtek Medical Holdings, Inc. *	1,366,632
97,446	National Dentex Corporation *	2,010,311
276,000	Natus Medical, Inc. *	4,584,360
238,950	Option Care, Inc.	3,027,496
932,300	PainCare Holdings, Inc. *	1,463,711
129,800	Possis Medical, Inc. *	1,417,416
97,700	Psychemedics Corporation	1,827,967
400,000	VIVUS, Inc. *	1,324,000
70,200	ZEVEX International, Inc. *	610,740
		29,020,021
Military Equipment - 0.6%
47,100	The Allied Defense Group, Inc. *	732,405
299,517	Force Protection, Inc. *	2,240,387
		2,972,792

Minerals & Resources - 3.4%
160,600	AM Castle & Co.	5,370,464
194,000	Frontier Development Group, Inc. *	1,262,940
78,000	Metal Management, Inc.	2,143,440
1,000,000	Northern Orion Resources Inc. *	4,520,000
53,500	Seabridge Gold Inc. *	673,030
272,600	Vista Gold Corp. *	2,333,456
124,138	Uranium Res, Inc. *	461,793
		16,765,123

Oil & Gas - 9.9%
270,000	Allis-Chalmers Energy, Inc. *	4,068,900
191,600	Brigham Exploration Company *	1,492,564
77,400	Callon Petroleum Co. *	1,190,412
120,000	Carrizo Oil & Gas, Inc. *	3,427,200
248,300	CE Franklin Ltd. *	2,815,722
72,500	Dawson Geophysical Co. *	2,177,900
116,700	The Exploration Company of Deleware *	1,291,869
534,300	Gasco Energy, Inc. *	1,437,267
48,000	GMX Resources, Inc. *	1,886,400
80,000	GulfMark Offshore, Inc. *	2,762,400
205,000	Gulfport Energy Corp. *	2,443,600
130,000	Mitcham Industries, Inc. *	1,467,700
161,300	NATCO Group, Inc. - Class A *	5,345,482
1,045,900	Newpark Resources, Inc. *	6,149,892
216,500	TransGlobe Energy Corporation *	995,900
149,300	Union Drilling, Inc. *	1,900,589
790,000	VAALCO Energy, Inc. *	6,549,100
100,000	Willbros Group, Inc. *	1,535,000
		48,937,897
Real Estate - 0.6%
230,771	Monmouth Real Estate
	Investment Corporation - Class A	1,899,245
24,200	Tejon Ranch Co. *	1,173,700
		3,072,945
Retail - 1.5%
96,100	Factory Card & Party Outlet Corp. *	677,505
59,000	MarineMax, Inc. *	1,682,090
204,495	PC Mall, Inc. *	1,564,387
93,797	Rush Enterprises, Inc. - Class A *	1,759,631
93,318	Rush Enterprises, Inc. - Class B *	1,621,867
		7,305,480
Retail - Auto Parts - 2.5%
151,200	Keystone Automotive Industries, Inc. *	5,815,152
93,000	LoJack Corp. *	1,856,280
147,000	Midas, Inc. *	3,032,610
48,000	Monro Muffler Brake, Inc.	1,820,640
		12,524,682
Semiconductor & Related Products - 3.2%
270,200	Actel Corporation *	4,428,578
280,100	California Micro Devices Corporation * ..	1,204,430
565,300	Catalyst Semiconductor, Inc. *	1,825,919
100,493	CyberOptics Corporation *	1,274,251
649,987	FSI International, Inc. *	3,808,924
424,500	MIPS Technologies, Inc. *	3,128,565
		15,670,667
Software - 5.1%
328,300	Aladdin Knowledge Systems *	5,863,438
313,000	American Software, Inc. - Class A	2,253,600
231,514	Captaris Inc. *	1,363,617
490,800	iPass, Inc. *	2,615,964
230,000	MapInfo Corporation *	3,088,900
196,710	Moldflow Corporation *	2,468,711
365,000	Packeteer, Inc. *	4,091,650
273,100	Ulticom, Inc. *	2,731,000
50,000	Vignette Corp. *	815,000
		25,291,880

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunity Fund          9

Schedule of Investments Continued	October 31, 2006

Specialty Manufacturing - 10.9%
178,700	AAON, Inc.	4,183,367
164,200	AEP Industries, Inc. *	8,650,056
41,000	Ameron International Corporation	3,003,250
396,000	Apogee Enterprises, Inc.	6,371,640
118,000	Coachmen Industries, Inc.	1,319,240
603,800	Flanders Corporation *	6,062,152
308,900	Imax Corporation *	1,510,521
151,910	Integral Systems, Inc.	4,055,997
238,350	Modtech Holdings, Inc. *	1,213,202
69,491	Northwest Pipe Company *	2,076,391
157,000	Olympic Steel, Inc.	3,876,330
57,500	Printronix, Inc.	693,450
97,000	PW Eagle, Inc.	3,440,590
189,500	RF Monolithics, Inc. *	1,053,620
309,244	Spartan Motors, Inc.	6,422,998
		53,932,804
Technology - 0.5%
485,000	Ceragon Networks Ltd. *	2,614,150
Telecommunications - 8.2%
50,000	Comtech Group Inc. *	844,000
315,000	Digi International, Inc. *	4,416,300
245,000	Ditech Networks, Inc. *	1,933,050
334,600	EFJ, Inc. *	2,452,618
313,000	Gilat Satellite Networks Ltd. *	2,673,020
312,200	Globecomm Systems Inc. *	2,856,630
350,000	Harmonic, Inc. *	2,838,500
100,000	Inter-Tel, Incorporated	2,069,000
375,100	Intervoice, Inc. *	2,306,865
993,700	The Management Network Group, Inc. *	1,530,298
34,494	Preformed Line Products Company	1,164,173
321,500	RADVision Ltd. *	6,163,155
220,700	Radyne ComStream, Inc. *	2,229,070
800,000	Stratex Networks, Inc. *	3,736,000
542,085	TeleCommunication Systems, Inc. - Class A *	1,761,776
542,000	Westell Technologies, Inc. - Class A *	1,300,800
		40,275,255
Transportation - 3.8%
159,000	Dynamex, Inc. *	3,369,210
1,300,000	Grupo TMM S.A. - Class A ADR*	3,172,000
94,600	Maritrans, Inc	3,527,634
270,000	StealthGas, Inc.	3,410,100
157,500	USA Truck, Inc. *	2,734,200
139,070	Vitran Corporation, Inc. *	2,336,376
		18,549,520

TOTAL COMMON STOCKS
	(Cost $373,170,693)	$461,584,054

Shares	WARRANTS - 0.0% (a)
22,267	Tengasco, Inc. Warrants,
	Expiring 9/12/2008 *	18,036

TOTAL WARRANTS
	(Cost $0)	18,036
Principal
Amount	SHORT TERM INVESTMENTS- 6.3% (a)
	Commercial Paper - 3.1%
$ 15,000,000	General Electric Capital, 5.220%,
	11/09/2006	14,983,093
	Discount Note - 1.6%#
7,862,000	Federal Home Loan Bank
	Discount Note, 5.060%,
	11/01/2006	7,862,000
	Variable Rate Demand Note - 1.6%#
6,107,100	American Family Demand Note,
	4.943%	6,107,100
1,822,513	Wisconsin Corporate Central
	Credit Union Demand Note, 4.990%	1,822,513
		7,929,613
TOTAL SHORT TERM INVESTMENTS
	(Cost $30,774,706)	30,774,706

TOTAL INVESTMENTS
	(Cost $403,945,399) - 100.0%	$492,376,796

(a)	Percentages for various classifications relate to total net assets.
*	Non-income producing security.
ADR	American Depository Receipt.
#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of October 31, 2006.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations
For the Year Ended October 31, 2006

Investment Income:
Dividend income	$1,870,660
Interest income	4,509,505
Other income	8,956
Total investment income	6,389,121

Expenses:
Investment advisory fee	5,403,338
Shareholder servicing	845,101
Printing & mailing fees	179,140
Administration fee	140,829
Fund accounting expenses	82,398
Custodian fees	75,262
Federal & state registration fees	68,727
Audit fees	45,874
Legal fees	42,278
Directors’ fees & expenses	30,762
Payroll expense **	26,991
Other expense	25,568
Total expenses	6,966,268

Net investment loss	(577,147)
Realized and Unrealized Gain on Investments:
Realized gain on investments	46,682,788
Change in unrealized appreciation on investments	18,335,530
Net realized and unrealized gain on investments	65,018,318
Net Increase in Net Assets Resulting from Operations	$64,441,171

**   Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights
For a Fund share outstanding throughout the period

	2006	2005	2004	2003	2002
Net asset value, beginning of period	$29.75	$24.46	$22.82	$14.02	$13.86
Income (loss) from investment operations:
Net investment loss	(0.03) [2]	(0.16) [2]	(0.21) [2]	(0.16) [2]	(0.16) [2]
Net realized and unrealized
gain on investments	4.05	6.04	2.65	9.16	0.21
Total from investment operations	4.02	5.88	2.44	9.00	0.05
Less dividends and distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(1.46)	(0.60)	(0.83)	(0.23)	(0.11)
Total dividends and distributions	(1.46)	(0.60)	(0.83)	(0.23)	(0.11)
Redemption fees	0.01 [2]	0.01 [2]	0.03 [2]	0.03 [2]	0.22 [2]
Net asset value, end of period	$32.32	$29.75	$24.46	$22.82	$14.02
Total return[1]	14.04%	24.41%	10.92%	65.30%	1.93%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$492,582	$424,466	$192,884	$131,279	$14,402
Ratio of expenses to average net assets:	1.29%	1.29%	1.25%	1.44%	1.60%
Ratio of net investment loss to average net assets:	(0.11%)	(0.59%)	(0.90%)	(0.90%)	(1.00%)
Portfolio turnover rate	26.1%	24.1%	30.2%	32.0%	118.0%

1 Total return reflects reinvested dividends but does not reflect the impact of any shareholder taxes.
2 Net Investment loss and redemption fees per share have been calculated based on average shares outstanding during the period.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund          11

Statements of Changes in Net Assets

	For the year ended October 31, 2006	For the year ended October 31, 2005
Operations:
Net investment loss	$(577,147)	$(1,775,159)
Net realized gain on investments	46,682,788	24,469,030
Net increase in unrealized appreciation on investments	18,335,530	34,418,656
Net increase in net assets resulting from operations	64,441,171	57,112,527
Dividends and Distributions to Shareholders:
Net investment income	—	—
Net realized gains	(23,802,991)	(5,489,974)
Total dividends and distributions	(23,802,991)	(5,489,974)

Capital Share Transactions:
Proceeds from shares issued
(7,846,935 and 11,070,763 shares, respectively)	243,384,284	306,124,558
Cost of shares redeemed
(7,605,294 and 4,881,963 shares, respectively)	(237,559,859)	(131,306,552)
Reinvestment of distributions
(731,534 and 189,916 shares, respectively)	21,477,829	5,011,889
Redemption fees	176,093	129,159
Net increase in net assets from capital share transactions	27,478,347	179,959,054
Total Increase in Net Assets	68,116,527	231,581,607

Net Assets
Beginning of the Period	424,465,869	192,884,262
End of the Period	$492,582,396	$424,465,869

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

Assets:	October 31, 2006
Investments at fair value (cost $403,945,399)	$492,376,796
Dividends and interest receivable	68,746
Receivable for investments sold	700,583
Receivable for fund shares issued	708,350
Prepaid expenses	16,444
Total Assets	493,870,919
Liabilities:
Payable for investments purchased	165,759
Payable for fund shares purchased	432,904
Payable to Advisor	415,887
Accrued expenses and other liabilities	273,973
Total Liabilities	1,288,523
Net Assets	$492,582,396
Net Assets Consist of:
Capital stock	$361,100,996
Accumulated undistributed net realized gain on investments sold	43,050,003
Net unrealized appreciation on investments	88,431,397
Total Net Assets	$492,582,396
Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	15,238,581
Net asset value price per share	$32.32

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

October 31, 2006

The Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. In December 2005, the Fund amended its Articles of Incorporation to increase the number of authorized shares from 20,000,000 to 40,000,000. Also, effective at the close of business on December 7, 2005, the Fund closed to new investors, subject to certain exceptions detailed in the Fund’s prospectus. Shareholders of the Fund prior to the close date may continue to make additional investments in their established account(s) and reinvest dividends and capital gains distributions. The Fund reserves the right, at any time, to re-open or modify the extent to which future sales of shares are limited.

1.	Summary of Significant Accounting Policies
a.
Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Fund. Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its investment loss for the year ended October 31, 2006 by increasing net investment income by $577,147 and decreasing realized gains by $577,147.

2.	Investment Advisory Agreement
The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily net assets of the Fund. At October 31, 2006, the Fund had fees due PCM of $415,887. For the year ended October 31, 2006, the Fund incurred advisory fees of $5,403,338 pursuant to the investment advisory agreement. PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors. PCM is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund’s expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined. The most restrictive percentage for the year ended October 31, 2006 was 1.75%. For the year ended October 31, 2006, no expenses were required to be reimbursed by PCM.

3.	Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2006 were as follows:

Purchases		Sales

U.S. Government	Other	U.S. Government	Other
$ —	$161,447,348	$ —	$114,751,542

Perritt MicroCap Opportunities Fund          13

At October 31, 2006, the Fund had no capital loss carry forwards.
At October 31, 2006, the components of capital on a tax basis were as follows:

Cost of Investments	$403,945,399
Gross unrealized appreciation	$120,377,758
Gross unrealized depreciation	(31,946,361)
Net unrealized appreciation	$88,431,397
Undistributed net investment loss	$(9,363,873)
Undistributed capital gains	52,413,876
Total undistributed earnings	$43,050,003

The tax character of distributions paid during the years ended October 31, 2006 and 2005 were as follows:

	Year Ended October 31, 2006	Year Ended October 31, 2005
Ordinary Income	$ —	$ —

Long Term Capital Gain	23,802,991	5,489,974

On November 15, 2006, the Board of Directors of the Fund declared a net realized gain distribution of $3.06 per share.

4.	New Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board the (“FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles in the United States of America, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 157 and its impact in the financial statements has not yet been determined.

In July 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

5.	Subsequent Event
On December 11, 2006, the Fund re-opened to new investors for subscription of its shares.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of Perritt MicroCap Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Perritt MicroCap Opportunities Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
December 5, 2006

Expense Example

October 31, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 - October 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expenses Paid During Period 5/1/06 - 10/31/06[1]

Actual	$1,000.00	$962.80	$6.38
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.56

1 Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Perritt MicroCap Opportunities Fund          15

The Perritt Emerging Opportunities Fund finished its second fiscal year with a 22.65 percent return, which compares favorably to the MSCI MicroCap Index return of 15.47 percent and the 19.98 percent return of the Russell 2000 Index during the same period. (A more detailed report of the Fund and its benchmarks’ performance results appears on page 18 of this report.). We have included both the Russell 2000 Index and the MSCI MicroCap Index to compare performance of the Fund to the small-cap and micro-cap segments of the market. We believe the MSCI MicroCap Index is a suitable benchmark of the Fund’s performance because the average market capitalization of the Index more closely mirrors that of the Fund.

During the past year, investments in 18 companies were liquidated from the Fund. Five of those companies (Advanced Power Technology, Featherlite, Maritrans, Sands Regent and Zomax) were sold because they received buyout offers. Six of the positions were sold due to lofty valuations and another seven issues were sold due to disappointing operating results. In addition to the 18 positions sold in the past year, we also liquidated investments in two Exchange Traded Funds (ETF’s); Powershares Microcap and iShares Russell Microcap. Although permitted to do so, under normal circumstances, we would not invest in Exchange Traded Funds (ETF’s). However, the Fund experienced significant inflows earlier in the year, and it was difficult to invest these cash inflows in the stocks of tiny companies quickly. As a result, we invested in two micro-cap index ETF’s in order to maintain a larger exposure to the micro-cap sector of the equities market than otherwise would have been the case. Even so, the Fund’s cash position was well-above normal earlier in the year. The temporary investments in these two index funds were eventually eliminated and the Fund now has less than 2 percent of portfolio assets invested in cash equivalents.

As some of you may know, the Sarbanes-Oxley Act of 2002 was introduced in the wake of scandals at Enron and WorldCom to bolster confidence in U.S. business and capital markets. Section 404 of the Act requires firms to assess the effectiveness of their internal controls and financial-reporting procedures and additionally requires that an external auditor check that assessment. The majority of so-called micro-cap firms are required to be in compliance with Section 404 in 2007. Our internal research indicates that the majority of smaller companies have spent a great deal of time and a significant amount of money in 2006 to become compliant with Section 404 of the Act. We believe that these expenditures have exerted significant downward pressure on the reported earnings of many micro-cap stocks this year. Although ongoing compliance costs will negatively impact the earnings of tiny public companies in the future, we believe that the significant up-front expenditures associated with becoming compliant have occurred. As a result, the impact of compliance costs should be less severe for most micro-cap firms in the future. In addition, the SEC is also considering reducing the level of compliance under Section 404 for smaller companies. The bottom line is that we believe this should all be good news for smaller companies and their investors.

As of October 31, 2006, the Fund’s portfolio contained the common stocks of 150 companies, 56 of which were added during the year. (The Fund’s largest holdings and detailed description can be found on page 19 of this report.) Based on our earnings estimates, the Fund’s portfolio is trading at 22 times 2006 earnings and 16 times 2007 earnings. The average stock in the portfolio is priced at 0.9 times revenue and the median market capitalization is approximately $77 million.

We are pleased to report that the expense ratio for the Perritt Emerging Opportunities Fund declined from 2.22 percent in fiscal 2005 to 1.67 percent in fiscal 2006 despite the increased compliance costs associated with a number of new rules and regulations governing the operation of mutual funds. While the dollar amount of Fund expenses did increase during fiscal 2006, the dramatic increase in assets from $32 million last year to more than $72 million today resulted in a significant decrease in the Fund’s expense ratio this year.

I want to thank my fellow shareholders for their continued support and confidence in the Fund. Dr. Perritt and I provided the initial investment in the Perritt Emerging Opportunities Fund more than two years ago. Neither of us has sold any shares and we continue to add to our investment in the Fund on a regular basis. As you may have gathered, Dr. Perritt and I are as excited about this product today as we were when we made our initial investment. If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our new web site at www.perrittmutualfunds.com.

Michael Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the MicroCap Opportunities Fund in 1996 and President of the Fund in 1999. A graduate of DePaul University, Mr. Corbett has been President of the Emerging Opportunities Fund since its inception. He is responsible for the daily operations of both funds and shares the portfolio management duties of both the MicroCap and Emerging Opportunities Funds with Dr. Gerald W. Perritt.

Michael Corbett
President

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies. The price to sales ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share. The price to earnings (P/E) ratio reflects the multiple of earnings at which a stock sells. The price to book (P/B) ratio compares a stock’s market value to the value of total assets less total liabilities.

Perritt Emerging Opportunities Fund          17

Performance

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns** Periods ended October 31, 2006

	Past 1 Year	Since Inception
Perritt Emerging Opportunities Fund	22.65%	46.41%
Russell 2000 Index	19.98%	43.56%
MSCI MicroCap Index	15.47%	38.75%
(reflects no deduction for fees and expenses)
CPI	1.31%	6.49%

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Average Annual Total Returns** Periods ended October 31, 2006

	Past 1 Year	Since Inception
Perritt Emerging Opportunities Fund	22.65%	19.21%
Russell 2000 Index	19.98%	18.16%
MSCI MicroCap Index	15.47%	16.27%
(reflects no deduction for fees and expenses)
CPI	1.31%	2.94%

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. Equity Market Capitalization. CPI is the rate of inflation as measured by the government’s consumer price index.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 27, 2004) through October 31, 2006. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings

Exide Technologies (XIDE) engages in the manufacture and supply of lead acid batteries used in transportation, motive power, network power, and military applications. Its transportation batteries include ignition and lighting batteries for cars, trucks, off-road vehicles, agricultural and construction vehicles, motorcycles, recreational vehicles, boats, and other applications. The Company offers batteries for the transportation market under Centra, Champion, Champion Trailblazer, DETA, Exide, Exide NASCAR Select, Exide Select Orbital, Fulmen, and Tudor names, as well as private labels.

Force Protection, Inc. (FRPT) and subsidiaries engage in the design, manufacture, and marketing of mine and blast protected vehicles in the United States and South Africa. Its products include The Buffalo, designed principally for route clearing activities; and The Cougar, a light weight vehicle that is used for urban patrol, route clearance support, utility transport, and special unit activities. It primarily serves the United States Army and the United States Marine Corps.

MFRI, Inc. (MFRI) engages in the manufacture and sale of industrial filtration products, specialty piping systems, and industrial process cooling equipment. The Company operates three businesses: Midwesco Filter Resources, Inc.; Perma-Pipe, Inc.; and Thermal Care, Inc. MFRI serves operators of utility and industrial coal-fired boilers; incinerators; cogeneration plants; producers of metals, cement, chemicals, and other industrial products; and manufacturers of digital video discs and other nonplastics, as well as thermoplastistics and printing markets.

LMI Aerospace, Inc. (LMIA) provides structural components, assemblies, and kits to the aerospace, defense, and technology industries in the United States. It fabricates, machines, finishes, and integrates formed, close tolerance aluminum, and specialty alloy components and sheet metal products primarily for commercial, corporate, and military aircraft industries. LMI Aerospace also produces components and assemblies for laser equipment used by semiconductor and medical equipment manufacturers in the technology industry.

ACR Group, Inc. (BRR) engages in the wholesale distribution of heating, ventilating, air conditioning, and refrigeration (HVACR) equipment and supplies. It sells supplies and equipment to installing contractors and dealers, and to other technically trained customers responsible for the installation, repair, and maintenance of HVACR systems.

America Service Group, Inc. (ASGR), through its subsidiaries, provides managed healthcare services to correctional facilities in the United States. It contracts with state, county, and local governmental agencies to provide healthcare services to inmates of prisons and jails.

North American Galvanizing & Coatings, Inc. (NGA), through its wholly owned subsidiary, North American Galvanizing Company, engages in the hot dip galvanizing and coatings for corrosion protection of fabricated steel products in the United States. It offers various services, including centrifuge galvanizing for small threaded products, sandblasting, chromate quenching, polymeric coatings, proprietary coating application systems for polyurethane protective linings, and coatings over galvanized surfaces.

Meadow Valley Corp. (MVCO), through its subsidiaries, engages in the provision of construction services and supply of construction materials in the United States. It operates through two segments, Construction Services and Construction Materials. Construction Services segment operates as a general contractor in the states of Nevada, Arizona, and southern Utah. Construction Materials segment manufactures and distributes ready mix concrete, sand, and gravel products in the Las Vegas and Phoenix metropolitan areas.

Sparton Corp. (SPA), through its subsidiaries, offers electronic manufacturing services in the United States. It provides design and electronic manufacturing services, which include a range of engineering, pre-manufacturing, and post-manufacturing services. The Company’s products and services include box build products for original equipment manufacturers, microprocessor-based systems, transducers, and sensors.

Carriage Services, Inc. (CSV) provides death care services and merchandise in the United States. It provides burial and cremation services, including consultation, the removal and preparation of remains, the sale of caskets and related funeral merchandise, the use of funeral home facilities for visitation and worship, and transportation services.
Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Allocation of Portfolio Net Assets	October 31, 2006

Perritt Emerging Opportunities Fund          19

Schedule of Investments	October 31, 2006

Shares	COMMON STOCKS - 97.1% (a)	Value
Air Transport - 0.3%
48,000	AeroCentury Corp. *	$240,960
Auto Parts & Equipment - 2.0%
343,643	Exide Technologies *	1,426,118
Biotechnology - 0.5%
46,226	Celsion Corporation *	126,197
105,500	Commonwealth Biotechnologies, Inc. *	262,695
		388,892
Building Materials - 4.5%
81,000	Meadow Valley Corporation *	866,700
69,300	MFRI, Inc. *	1,178,100
52,100	Ready Mix, Inc. *	580,915
65,500	US Home Systems, Inc. *	640,590
		3,266,305
Business Services - 7.4%
1,600,654	BrandPartners Group, Inc. *	224,092
150,000	Corillian Corporation *	445,500
285,000	Envoy Communications Group, Inc. *	698,250
92,500	Fortune Industries, Inc. *	370,000
127,500	Global Traffic Network, Inc. *	633,675
93,000	GP Strategies Corporation *	750,510
292,000	Newtek Business Services, Inc. *	525,600
68,000	PacificNet, Inc. *	412,760
55,000	Perceptron, Inc. *	442,750
67,000	RCM Technologies, Inc. *	368,500
32,805	Rentrak Corporation *	426,137
		5,297,774
Chemical Manufacturing - Specialty - 1.0%
93,500	Flexible Solutions International, Inc. *	280,500
100,000	Flexible Solutions R*
	(Acquired 4/13/05, Cost $375,000)	300,000
60,000	TOR Minerals International, Inc. *	128,400
		708,900
Chemicals - 0.9%
73,000	KMG Chemicals, Inc.	684,740
Communications Equipment - 0.4%
41,000	Ditech Networks, Inc. *	323,490
Computers & Electronics - 6.1%
119,000	ADDvantage Technologies Group, Inc. *	473,620
46,800	COMARCO, Inc. *	435,240
39,500	Cyberoptics Corp. *	500,860
41,625	Napco Security Systems, Inc. *	258,075
74,000	Overland Storage, Inc. *	284,900
22,000	Rimage Corp. *	526,680
360,000	Socket Communications, Inc. *	327,600
55,000	Spectrum Control, Inc. *	489,500
30,000	TransAct Technologies Incorporated *	230,400
301,000	Tripos, Inc. *	400,330
37,550	Williams Controls, Inc. *	532,835
		4,460,040
Consumer Products - Distributing - 3.9%
169,700	ACR Group, Inc. *	950,320
55,000	Collegiate Pacific, Inc.	550,000
170,000	Image Entertainment, Inc. *	620,500
131,300	KSW, Inc. *	735,280
		2,856,100
Consumer Products - Manufacturing - 5.8%
50,837	EMAK Worldwide, Inc. *	305,530
139,800	Emerson Radio Corp. *	419,400
49,500	Flexsteel Industries, Inc	624,690
58,100	Hauppauge Digital, Inc. *	336,399
155,000	International Absorbents, Inc. *	406,100
270,500	Mad Catz Interactive, Inc. *	129,840
25,000	Matrixx Initiatives, Inc. *	547,750
25,000	Motorcar Parts of America, Inc. *	337,500
23,000	Q.E.P. Co., Inc. *	151,800
34,000	Tandy Brands Accessories, Inc.	397,120
17,000	Twin Disc, Incorporated	592,450
		4,248,579
Consumer Services - 0.7%
50,000	Pacific Internet Ltd. *	484,000
Electronic Equipment & Instruments - 1.5%
30,500	Frequency Electronics, Inc. *	406,870
19,154	LOUD Technologies, Inc. *	287,310
38,147	OI Corporation	379,562
		1,073,742
Energy & Related Services - 1.0%
120,000	Deli SolarR* (Acquired 3/15/05
	and 10/31/05, Cost $441,000)	231,000
42,000	Mitcham Industries, Inc. *	474,180
		705,180
Environmental Services - 2.9%
80,000	CECO Environmental Corp. *	820,000
328,000	PDG Environmental, Inc. *	328,000
55,000	Synagro Technologies, Inc.	237,600
420,766	TurboSonic Technologies, Inc. *	509,127
67,500	Versar, Inc. *	247,725
		2,142,452
Financial Services - 0.7%
36,000	Nicholas Financial, Inc.	488,520
Food - 2.6%
164,500	Armanino Foods Distinction, Inc.	148,050
100,000	Inventure Group, Inc. *	244,000
35,000	John B. Sanfilippo & Son, Inc. *	369,950
50,000	Landec Corporation *	473,000
65,000	Monterey Gourmet Foods, Inc. *	280,800
260,000	New Dragon Asia Corp. *	395,200
		1,911,000
Industry Machinery - 0.5%
25,000	Met Pro Corp	338,000
Leisure - 3.3%
45,000	Century Casinos, Inc. *	464,850
96,000	Cybex International, Inc. *	710,400
1,000,000	IA Global, Inc. *	160,000
42,500	Red Lion Hotels Corporation *	507,875
130,000	Silverleaf Resorts, Inc. *	559,000
		2,402,125
Management Consulting Services - 1.7%
115,000	SM&A *	724,500
55,000	TechTeam Global, Inc. *	491,700
		1,216,200
Medical Supplies & Services - 15.2%
76,000	Allied Healthcare Products, Inc. *	405,080
60,000	America Service Group, Inc. *	930,600
58,000	American Medical Alert Corp. *	353,800
37,700	Birner Dental Management Services, Inc.	712,530
130,000	CardioTech International, Inc. *	305,500
180,900	Carriage Services, Inc. *	855,657
251,517	Curon Medical, Inc. *	40,243
193,000	Health Fitness Corp. *	399,510

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	October 31, 2006

143,500	Hooper Holmes, Inc.	516,600
30,000	IRIDEX Corporation *	292,500
100,000	IsoRay, Inc. *	430,000
80,000	LMS Medical Systems Inc. *	140,000
55,500	MEDTOX Scientific, Inc. *	668,220
136,000	Microtek Medical Holdings, Inc. *	465,120
29,600	National Dentex Corporation *	610,648
58,000	Pediatric Services of America, Inc. *	696,000
221,500	Pharsight Corporation *	358,830
220,000	PHC, Inc. - Class A *	451,000
62,000	Rockwell Medical Technologies, Inc. *	446,400
52,000	Span-America Medical Systems, Inc	717,600
168,400	VIVUS, Inc. *	557,404
63,000	Zareba Systems, Inc	402,255
36,000	ZEVEX International, Inc. *	313,200
		11,068,697
Military Equipment - 1.7%
170,000	Force Protection, Inc. *	1,271,600
Minerals and Resources - 2.3%
405,000	Golden Odyssey Mining Inc. *	113,400
56,900	New Gold, Inc. *	459,752
100,000	Uranium Resources, Inc. *	372,000
82,000	Vista Gold Corp. *	701,920
		1,647,072
Movies & Entertainment - 0.2%
26,000	Ballantyne Omaha, Inc. *	114,920
Oil & Gas - 1.7%
50,000	CE Franklin Ltd. *	567,000
300,000	Far East Energy Corp.R* (Acquired
	12/31/04 and 10/31/05, Cost $275,000)	336,000
43,785	TGC Industries, Inc. *	343,712
		1,246,712
Retail - 6.0%
41,000	Cost-U-Less, Inc. *	369,820
39,000	Factory Card & Party Outlet Corp. *	274,950
64,500	GTSI Corp. *	578,565
89,000	Hastings Entertainment, Inc. *	694,200
111,000	Man Sang Holdings, Inc. *	505,050
91,000	Shoe Pavilion, Inc. *	682,500
76,500	Touchstone Applied Science Associates, Inc. * .	478,125
169,900	Varsity Group Inc. *	647,319
253,000	Western Power & Equipment Corp. *	169,510
		4,400,039
Semiconductor Related Products - 3.5%
63,000	Cascade Microtech, Inc. *	851,130
130,000	Catalyst Semiconductor, Inc. *	419,900
75,000	FSI International, Inc. *	439,500
100,405	Sparton Corporation	863,483
		2,574,013
Software - 3.4%
95,700	American Software, Inc. - Class A	689,040
148,546	ARI Network Services, Inc. *	289,665
350,740	CTI Group Holdings, Inc.. *	112,237
200,000	Evolving Sys, Inc. *	248,000
68,600	Metasolv, Inc. *	279,888
747,200	Stockgroup Information Systems Inc. *	310,088
45,000	Versant Corp. *	552,150
		2,481,068
Specialty Manufacturing - 10.1%
89,000	Amerigon Incorporated *	776,970
100,000	Baldwin Technology Co., Inc. - Class A *	512,000
70,000	Core Molding Technologies, Inc. *	518,000
311,600	Electric & Gas Technology, Inc. *	186,960
30,800	Hawk Corporation - Class A *	452,760
29,000	Hurco Companies, Inc. *	757,480
47,000	LMI Aerospace, Inc. *	953,630
60,000	Modtech Holdings, Inc. *	305,400
26,300	Nobility Homes, Inc.	710,363
152,000	North American Galvanizing & Coatings, Inc. *	889,200
57,000	RF Monolithics, Inc. *	316,920
28,000	Universal Stainless & Alloy Products, Inc. *	850,920
40,000	Veri-Tek International Corp. *	159,400
		7,390,003

Technology - 1.6%
60,000	AstradaR*
	(Acquired 4/26/05, Cost $210,000)	43,200
100,000	American Technology Corp *	485,000
125,000	Ceregon Networks Ltd. *	673,750
		1,201,950
Telecommunications - 3.7%
51,000	EFJ, Inc. *	373,830
64,000	Globecomm Systems Inc. *	585,600
35,000	Micronetics, Inc. *	279,300
38,000	Radyne ComStream, Inc. *	383,800
102,000	RELM Wireless Corporation *	759,900
90,000	TeleCommunication Systems, Inc. - Class A *..	292,500
		2,674,930
TOTAL COMMON STOCKS
	(Cost $65,169,679)	70,734,121
Shares	WARRANTS -0.0% (a)
60,000	Astrada Warrants, Expiring 04/15/2010 R*
	(Acquired 4/26/05, Cost $0)	—
100,000	Flexible Solutions Warrants, Expiring
	04/08/2009 R* (Acquired 4/13/05, Cost $0)	—

TOTAL WARRANTS (Cost $0)		—
Principal Amount
CORPORATE BONDS - 0.3% (a)		Value
Real Estate - 0.3%

$250,000	Monmouth Capital Corporation R
	(Acquired 3/30/05, Cost $250,000)
	8.000%, 03/30/2015	250,000
TOTAL CORPORATE BONDS
	(Cost $250,000)	250,000

SHORT TERM INVESTMENTS - 2.3% (a)
Variable Rate Demand Notes - 2.3% #
1,164,154	American Family Demand Note, 4.943%	1,164,154
488,145	Wisconsin Corporate Central Credit
	Union Demand Note, 4.990%	488,145
		1,652,299
TOTAL SHORT TERM INVESTMENTS
	(Cost $1,652,299)	1,652,299

TOTAL INVESTMENTS
	(Cost $67,071,978) - 99.7%	$72,636,420

(a)	Percentages for various classifications relate to total net assets.
*	Non-income producing security.
R
Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the value of restricted securities amounted to $1,160,200 or 1.6% of total net assets.

#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of October 31, 2006.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund          21

Statement of Operations
For the Year Ended October 31, 2006

Investment Income:
Dividend income	$162,252
Interest income	601,241
Other income	17,047
Total investment income	780,540
Expenses:
Investment advisory fee	865,926
Shareholder servicing fees	60,672
Audit fees	37,922
Federal & state registration fees	35,479
Fund accounting expenses	31,454
Legal fees	30,682
Custodian fees	30,286
Printing & mailing expenses	27,335
Administration fee	21,749
Directors’ fees & expenses	8,368
Other expense	5,384
Payroll expense **	2,965
Total expenses	1,158,222
Net investment loss	(377,682)
Realized and Unrealized Gain on Investments:
Realized gain on investments	4,046,975
Change in unrealized appreciation on investments	4,814,003
Net realized and unrealized gain on investments	8,860,978
Net Increase in Net Assets Resulting from Operations	$8,483,296

** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights
For a Fund share outstanding throughout the period

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005	For the period August 27, 2004[1] through October 31, 2004

Net asset value, beginning of period	$11.93	$10.17	$10.00
Income (loss) from investment operations:
Net investment loss	(0.08)[2]	(0.15)[2]	(0.01)[2]
Net realized and unrealized gain on investments	2.73	1.92	0.15
Total from investment operations	2.65	1.77	0.14
Less dividends and distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(0.24)	(0.01)	—
Total dividends and distributions	(0.24)	(0.01)	—
Redemption fees	0.01	— #	0.03
Net asset value, end of period	$14.35	$11.93	$10.17
Total return[3]	22.65%	17.26%	1.70%[4]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$72,822	$32,348	$2,996
Ratio of net expenses to average net assets:
Before waiver and reimbursement	1.67%	2.22%	17.32%[5]
After waiver and reimbursement	1.67%	2.22%	1.95%[5]
Ratio of net investment loss to average net assets:
Before waiver and reimbursement	(0.55%)	(1.30%)	(16.23%)[5]
After waiver and reimbursement	(0.55%)	(1.30%)	(0.86%)[5]
Portfolio turnover rate	26.7%	64.4%	1.5%

1	Commencement of operations.
2	Net investment loss per share has been calculated based on average shares outstanding during the period.
3	Total return reflects reinvested dividends but does not reflect the impact of any shareholder taxes.
4	Not annualized - calculated since August 27, 2004.
5	Annualized.
#	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Statements of Changes in Net Assets

Operations:	For the year ended October 31, 2006	For the year ended October 31, 2005
Net investment loss	$(377,682)	$(338,172)
Net realized gain on investments	4,046,975	1,054,935
Net increase in unrealized appreciation on investments	4,814,003	742,376
Net increase in net assets resulting from operations	8,483,296	1,459,139
Dividends and Distributions to Shareholders:
Net investment income	—	—
Net realized gains	(718,967)	(3,035)
Total dividends and distributions	(718,967)	(3,035)
Capital Share Transactions:
Proceeds from shares issued
(6,316,049 and 4,378,328 shares, respectively)	87,222,732	49,910,457
Cost of shares redeemed
(4,007,066 and 1,959,157 shares, respectively)	(55,254,261)	(21,990,691)
Reinvestment of distributions (56,240 and 247 shares, respectively)	700,087	2,719
Redemption fees	41,311	2,902
Net increase in net assets from capital share transactions	32,709,869	27,925,387
Total Increase in Net Assets	40,474,198	29,381,491
Net Assets
Beginning of the Period	32,347,585	2,966,094
End of the Period	$72,821,783	$32,347,585

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

Assets:	October 31, 2006
Investments at fair value (cost $67,071,978)	$72,636,420
Dividends and interest receivable	12,103
Receivable for investments sold	94,381
Receivable for fund shares issued	369,412
Prepaid expenses	21,315
Total Assets	73,133,631
Liabilities:
Payable for investments purchased	119,738
Payable for fund shares purchased	32,534
Payable to Advisor	75,855
Accrued expenses and other liabilities	83,721
Total Liabilities	311,848
Net Assets	$72,821,783
Net Assets Consist of:
Capital stock	$63,596,163
Accumulated undistributed net realized gain on investments sold	3,661,178
Net unrealized appreciation on investments	5,564,442
Total Net Assets	$72,821,783

Capital shares issued and outstanding, $0.00001 par value, 100,000,000 shares authorized	5,076,228
Net asset value price per share	$14.35

The accompanying notes to financial statements are an integral part of this statement.

Perritt Emerging Opportunities Fund          23

Notes to Financial Statements

October 31, 2006

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Company”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.
Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Company. Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Company has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Company may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Company has reclassified its net investment loss for the year ended October 31, 2006 by increasing net investment income by $377,682 and decreasing realized gains by $377,682.

2.	Investment Advisory Agreement
The Company has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Company are affiliated. Under the terms of this agreement, the Company pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million. At October 31, 2006, the Company had fees due PCM of $75,855. For the year ended October 31, 2006, the Company incurred advisory fees of $865,926 pursuant to the investment advisory agreement.

PCM manages the Company’s investments subject to the supervision of the Company’s Board of Directors. PCM is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Company, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Company and maintaining its organization, will pay the salaries and fees of all officers and directors of the Company (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Company.

Any reimbursement of expenses by PCM (whether required by state law or voluntary on the part of PCM) shall be made on a monthly basis and will be paid to the Company by a reduction in PCM’s advisory fee, subject to later adjustment month by month for the remainder of the Company’s fiscal year if accrued expenses thereafter fall below the expense limitation. There were no cumulative expenses subject to recapture or reimbursement by PCM, pursuant to the aforementioned conditions at October 31, 2006.

3.	Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2006 were as follows:

Purchases		Sales

U.S. Government	Other	U.S. Government	Other
$ —	$46,726,593	$ —	$15,131,905

At October 31, 2006, the Fund had no capital loss carry forwards.
At October 31, 2006, the components of capital on a tax basis were as follows:

Cost of investments	$67,071,978

Gross unrealized appreciation	$11,977,994
Gross unrealized depreciation	(6,413,652)
Net unrealized appreciation	$5,564,442

Undistributed net investment loss	$(1,343,861)
Undistributed capital gains	5,005,039
Total undistributed earnings	$3,661,178

The tax character of distributions paid during the year ended October 31, 2006 and 2005 were as follows:

	Year Ended October 31, 2006	Year Ended October 31, 2005

Ordinary Income	$685,744	$3,035
Long Term Capital Gain.	33,223	—

Notes to Financial Statements

On November 15, 2006, the Board of Directors of the Company declared a net realized gain distribution of $0.76 per share.

4.	Restricted Securities
The Company owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Company after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Company has the right to include these securities in such registration, generally without cost to the Company. The Company has no right to require registration of unregistered securities. At October 31, 2006, the Company held restricted securities with an aggregate market value of $1,160,200 representing 1.6% of total net assets of the Company.

5.	New Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board the (“FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 157 and its impact in the financial statements has not yet been determined.

In July 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of Perritt Emerging Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Perritt Emerging Opportunities Fund (the “Fund”), a series of Perritt Funds, Inc., including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2006 and 2005 and the period from August 27, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt Emerging Opportunities Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2006 and 2005 and the period from August 27, 2004 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
November 28, 2006

Perritt Emerging Opportunities Fund          25

Expense Example

October 31, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 - October 31, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expenses Paid During Period 5/1/06 - 10/31/06[1]
Actual	$1,000.00	$983.10	$8.35
Hypothetical (5% return before expenses)	1,000.00	1,016.79	8.49

1 Expenses are equal to the Fund’s annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Directors and Officers
Perritt MicroCap Opportunities Fund &
Perritt Emerging Opportunities Fund

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc. “Inside” directors are officers of Perritt Capital Management. The Board of Directors elects the Funds’ officers, who are listed below. The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Independent Directors

Dianne C. Click, 44
MicroCap - Indefinite Term 11 years of service
Emerging - Indefinite Term 2 years of service
Ms. Click is a licensed Real Estate Broker in the State of Montana. She recently started her own real estate sales company, Bozeman Broker Group, in April 2004. She has been licensed in the state of Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.

David S. Maglich, 49
MicroCap - Indefinite Term 18 years of service
Emerging - Indefinite Term 2 years of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.

Inside Director

Gerald W. Perritt, 64
MicroCap - Indefinite Term 19 years of service
Emerging - Indefinite Term 2 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004. Prior thereto he served as President of the MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.

Officers

Michael J. Corbett, 41
MicroCap - Indefinite Term 15 years of service
Emerging - Indefinite Term 2 years of service
Mr. Corbett has been President of the MicroCap Opportunities Fund since November 1999 and President of the Emerging Opportunities Fund since August 2004.

Gerald W. Perritt, 64
MicroCap - Indefinite Term 19 years of service
Emerging - Indefinite Term 2 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004.

Robert A. Laatz, 62
MicroCap - Indefinite Term 9 years of service
Emerging - Indefinite Term 2 years of service
Mr. Laatz serves as Chief Compliance Officer for both funds since September 30, 2004. Mr. Laatz has served as Vice President of the MicroCap Opportunities Fund since November 1997, Secretary since November 1998. He has served as Vice President and Secretary of the Emerging Opportunities Fund since August 2004.

Samuel J. Schulz, 64
MicroCap - Indefinite Term
Emerging - Indefinite Term
Mr. Schulz has been the Vice President and Treasurer of the MicroCap Opportunities and Emerging Opportunities Funds since March, 2006.

MicroCap Opportunities Fund
Emerging Opportunities Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Form N-Q is also available without charge upon request by calling 1-800-332-3133.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Altschuler, Melvoin and Glasser LLP
One South Wacker Drive
Chicago, IL 60606-3392

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee,WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have at least one audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders. Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Altschuler, Melvoin and Glasser LLP to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit and that are not reported as audit services. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed, or expected to be billed, in each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2006	FYE 10/31/2005
Audit Fees	$40,000	$26,000
Audit-Related Fees	$ —	$ —
Tax Fees	$ 2,500	$ 1,500
All Other Fees	$ —	$ —

It is the policy of the board of directors that all audit and non-audit services rendered by the registrant’s principal accountant must have the prior approval of the board of directors. There were no Other Audit Firm Services described above that were approved by the board of directors pursuant to paragraph (c)(7)(i)(C)of Rule 2-01 of Regulation S-X.

One hundred percent of the hours expended on the Audit Firm’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the Audit Firm’s full-time, permanent employees. The Audit Firm has a continuing relationship with RSM McGladrey, Inc. (“RSM”), from which it leases auditing staff who are full-time, permanent employees of RSM and through which the Audit Firm’s partners provide audit and non-audit services. As a result of this arrangement, the Audit Firm has no full-time, permanent employees. The Audit Firm manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with the Audit Firm’s examination.

The following table discloses for the last two years, the aggregate non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliates”).

Non-Audit Related Fees	FYE 10/31/2006	FYE 10/31/2005
Registrant	$ —	$ —
Registrant’s Investment Adviser	$ —	$ —

Because the registrant’s accountant has not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser or the Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Sarbanes-Oxley code of ethics for the Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Perritt MicroCap Opportunity Fund, Inc.

By (Signature and Title) /s/ Michael J. Corbett
Michael J. Corbett, President

Date 12/27/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Michael J. Corbett
Michael J. Corbett, President

Date 12/27/06

By (Signature and Title) /s/ Samuel Schulz
Samuel Schulz, Treasurer

Date 12/27/06